UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2015

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver CO		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (303) 228-2200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 15, 2015, Dividend Capital Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our” or “us”) stopped offering shares under its “best efforts” public offering of up to $3,000,000,000 of Class A, Class W and Class I shares under the Registration Statement on Form S-11 originally declared effective on July 12, 2012 (Registration Number 333-175989) (the “Prior Offering”).

On September 16, 2015, the Securities and Exchange Commission (the “Commission”) declared effective the Company’s Registration Statement on Form S-11 (Registration Number 333-197767) (the “Registration Statement”). The Registration Statement applies to the Company’s follow-on “best efforts” offering of up to $1,000,000,000 of the Company’s Class A, Class I and Class W shares of common stock, of which $750,000,000 of shares are expected to be offered to the public in a primary offering and $250,000,000 of shares are expected to be offered to stockholders of the Company pursuant to its distribution reinvestment plan (subject to the Company’s right to reallocate such amounts) (the “Follow-On Offering”).

The purpose of this Current Report on Form 8-K is to disclose the Company’s entry into an amended and restated dealer manager agreement in connection with the commencement of the Follow-On Offering. Certain disclosure is incorporated by reference to the Registration Statement, which is available on the Commission’s website at the address www.sec.gov.

Item 1.01	Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On September 16, 2015, the Company entered into a Second Amended and Restated Dealer Manager Agreement (the “Second Amended Dealer Manager Agreement”) with Dividend Capital Securities LLC (the “Dealer Manager”). The Dealer Manager is an entity related to the Company’s advisor, Dividend Capital Total Advisors LLC, served as dealer manager for the Prior Offering and will serve as dealer manager for the Follow-On Offering. The Second Amended Dealer Manager Agreement is an amendment and restatement of the dealer manager agreement entered into by the Company and the Dealer Manager on February 8, 2013 in connection with the Prior Offering, as amended by Amendment No. 1 dated May 31, 2013, Amendment No. 2 dated June 26, 2013 and Amendment No. 3 dated March 20, 2014. The purpose of the Second Amended Dealer Manager Agreement is to engage the Dealer Manager with respect to the Follow-On Offering. As amended, the Second Amended Dealer Manager Agreement may be made to apply to future offerings by naming them in a schedule to the agreement, with the consent of the Company and the Dealer Manager. The description of the Second Amended Dealer Manager Agreement is incorporated by reference to the section of the prospectus contained in the Registration Statement entitled “Plan of Distribution.” The Second Amended Dealer Manager Agreement and associated form of selected dealer agreement have been filed as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

1.1	Second Amended and Restated Dealer Manager Agreement, including Form of Selected Dealer Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dividend Capital Diversified Property Fund Inc.

September 16, 2015

	By:	/S/ M. KIRK SCOTT
M. Kirk Scott
Chief Financial Officer